UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported February 3, 2010): March 10, 2009

THE COLONIAL BANCGROUP, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	1-13508	63-0661573
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Colonial Bank Blvd.

Montgomery, Alabama 36117

(Address of principal executive offices)

(334) 676-5000

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

Filing of Monthly Operating Reports for the Periods Ended December 31, 2009 and January 31, 2010

On February 3, 2010, The Colonial BancGroup, Inc. (the Company) filed its monthly operating report for the period December 1, 2009 through December 31, 2009 (the December Monthly Operating Report) with the United States Bankruptcy Court for the Middle District of Alabama, Northern Division. On February 19, 2010, the Company filed its monthly operating report for the period January 1, 2010 through January 31, 2010 (the January Monthly Operating Report) with the United States Bankruptcy Court for the Middle District of Alabama, Northern Division.

Before reading the December Monthly Operating Report or the January Monthly Operating Report (collectively, the Monthly Operating Reports), we strongly urge you to read the Summary Cautionary Statement Regarding the Monthly Operating Reports below.

The December Monthly Operating Report is attached hereto as Exhibit 99.1 and is incorporated herein by reference and the January Monthly Operating Report is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Summary Cautionary Statement Regarding Monthly Operating Reports

The Monthly Operating Reports contain financial information that has not been audited or reviewed by independent registered accountants, is not presented in accordance with generally accepted accounting principles and may be subject to future reconciliation and adjustments. The information contained in the Monthly Operating Reports has been prepared in accordance with applicable law under Chapter 11 of Title 11 of the United States Code and is not to be used for investment purposes. There can be no assurance that the Monthly Operating Reports are complete. The Company may amend or otherwise change the information contained in the Monthly Operating Reports at a future date. Results set forth in the Monthly Operating Reports should not be viewed as indicative of future results.

The information contained in the Monthly Operating Reports represents financial information of the Company only and does not include financial information for any subsidiary. The Monthly Operating Reports should under no circumstances be relied upon or viewed as a substitute, supplement or replacement for financial information that is filed with the U.S. Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

The above cautionary statement is a summary of the disclaimer included in the Monthly Operating Reports and is qualified in its entirety by reference to the Monthly Operating Reports incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

The following exhibit is being furnished herewith:

Exhibit No.	Exhibit

99.1	The Colonial BancGroup, Inc. Monthly Operating Report for the period ended December 31, 2009

99.2	The Colonial BancGroup, Inc. Monthly Operating Report for the period ended January 31, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE COLONIAL BANCGROUP, INC.

By	/S/ SIMUEL SIPPIAL JR.
Simuel Sippial, Jr.
Chairman

Date:	March 10, 2010

3